Exhibit 99.1
- - ! " ! #

- !"############################################################# $%&%'()!########################################################################## (%*!+'*#################################################################### (%*!+,)%-!.%! ,%%&################################################### (%*!+,%!)/&0!################################################################# 1!)/%'%&(%*!######################################################### "(&*%2+*%##################################################### (')&3(&&-45%&4%*!%678!!#####################################

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

- - - - --- - -- - - - --- - -- - - - ---- --- --- - --- - ---- -- ---- - - ---- ---- -- ---- - - - - -- !-" -#--- -- - - - -- --- - -- --- - - - - - -- - -- - -$ - - -- ----# -- --- - - -- - - - -- - - -- - - %- ---- --- & '! - - --- -# -- - % -- - -#-- - -- - - - - - -- -- -- -- - -- -#- - - !--- -- - - --- -- - -- -- - - -- --- -- -- - - -- - ---- - -- ! ---- -- -( - - - -- --- ! ' - - -- - - -- - -- - - - - -- -- - - - -- - ( - --- - - - -- - -- - - ---- -( - -- ---- -- - -- ) - - * -- -- - -- - -- - - - ---- -- ---- - - + -- - -- - - ,-" ! - -./-.0.1-

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

- ! "" #$% &'( )*)+ " )*), $$! $ - .. /012 101 3 45 676 101 3 885 9:2 ;$ <=! '( )*), >&?&()+& >&@(?*?(.?A >&@(A.*(*)) B $ )@(A,) )(@?+()?+ )(@A,()*. #%= C@(??*D C@+.(&&+D C@?+(AA+D E20F GF7H1 I4 JKJL &@&(+&+ ,*(?',(?AA ,*(AA@()&, B $ '.(.A, '(.?'(+.@ '(..A(&.) #%= C@(,++D C@&.(*+*D C@,+(+*+D E20F GF7H1 I4 JKJM > &A)(@., >,'(+&A()). >,'(A&)('*'

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

- !"# $%$& $%$' "% ()*+,-.-/, , 0-* /1 2 3/45,6 789# :;<; = >?@AB# @@ C C DE# @9 F FF 9 @8 8 @@E E 8 9 G# H# IJ# : # KL# K 8 C DE; D J @# 789 IJ# ::? =>M <AB# F "N C ?@# @ F OON; P Q-44*6 /1 Q-+,-1-R, SRR/-,-,+ /T-R- U- /1 *,-/, D ?@ 8 8 C 8J F 8J @@ J @ V C W =>MWW<AB; W8J @@ CF C @@J @@ F CC C C @# 8 C @# CF 8X F; Y /1 Z-4 D @@ C C C F MWW< [8 J L 8@ CC @ 8 C 8 C J C C # @ 8 C 98 E@ 8J @J @; W8 8 8 CC C ; JC 8 C J J 8J# 8 # CFJ\ =B C 8 9 ] =B @ 8C8 9 C @@# @# [8@] =B J; JC 8 8@ CC J 8E@ C88 C ; 32 , *-R 32 D ?@ L C J @ L# F E 8 9 8 @9 V @ _8 ?@ =>_?AB; D ?@ C C L E@ 8 8# 9 E@ JC L ; W C !"# $%$& $%$'# 8 C `a%%#%%%;%% ; D C 8 L C J 9 9 8; O; SRR/-, R-bT , W8 9 C F C 8 J8 8 8 8 9 # F @ 8 F F 8 ; D ?@ F C # F C @ ; W C !"# $%$& $%$'# F C F `$'#cd% `$'#%c"# @9; D 8 9 @J C ?@e C ;

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

- !"# $%$& $%$' "& ( )-**+, -. )/01/./21 322--1/10 -4/2/52-1/1-6 7 8 $%"9# :; 8 :< $%"9=%$# >?@A?A BCDEFG HIJK LM:N O'$PQ# R S8 # R TU V W U 8V V8X Y V8 =UW UZ W U W 8VX < R V8# W W UV R R = Z8 TU V[X !"# $%$& $%$'# NU Z V 8 \ :N O'$X ]21 322--1/10 +-1--12*1 7 $%$!# :; 8 :8V <U LM:<PQ $%$!=%# _`GDa? C@b?A BCDEFG cIdKe _aEfDg?a?`hA hD _`GDa? C@b iFAGjDAkf?AX :< $%$!=% S8 8 W 8 T U VVV \8X :< $%$!=% WWZ W NUl 8 UV U VV W "&# $%$&X :U 8[ UUZ W8 UZ W X m U UX Y NU 8 Z8V WW U W :< $%$!=% R Z W X n 8V U8 8 :; 8Z V8U R W88 WWZ UU TU VW NUo W X pq/+ r4- s-+*1 Y NUo W Z8 Z V[ 8U W Z8 NUo VW 8V U $X Y WRV 8[ NUo W 8 W Z8 !"# $%$& $%$'t u2*v+ pw (x(y 4 w 4 ( 4 p z-4 7Z L W Z8Q {&$#'$ { ={ ={ &$#'$ { &$#'$ { = { = { &$#'$ u2*v+ pw (x(| 4 w 4 ( 4 p z-4 7Z L W Z8Q {O$'#}}O { { { O$'#}}O { O$'#}}O { { { O$'#}}O !"# $%$& $%$'# NU Z VW W R W Z W W Z8 X

- !"# $%$& $%$' "( )*+-,-./ 0. 1 23 45 64 4 78 7 4 9:8 6 2 ;<7962=> 3 4 8 ?62@ 1 8 8 5 23 3A 5 A# : 4 8 A 8 B :8 ?62@ C ..-D./ ,E E FG-HDIE E 7 !"# $%$&# 33# 3# J83 5 45K LE-./ M NONC PHH-E *H.IEQ *R, SRIT. UM NONC V. -H,H/ D,EW 8 X$$#('$#Y$% X'#$&!#%$( X ZX$(#[\&#Y'( 1] "%#%!&#Y"[ "#"Y(#([$ Z""#$"$#'%% [#"(!#$%" '"!#&\" ;$(#!%\> [#&&%#'[! 88 3A Y#\$$#%![ "#"Y\#!'$ ;[(#[$%> \#%"'#&(% _ A !#(\[#%($ (([#'"[ "\#Y$% '#![(#$%% ?83 !#!$!#\(\ ('$#Y!! ;"["#Y%Y> !#Y['#\\& ` "#Y(\#!'Y '"!#[Y( Z$#"[!#$$! _8 3 Y#[%\#!&Y "#%Y&#$$' Z [#[['#&[" a-, b. -H,H/ D,E (&#!('#'"$ \#[$$#[\$ ;$Y&#""(> Y'#\"$#"[[ cb. -H,H/ D,EW 2 !Y#$%Y#Y!' [#"$&#(!Y ;"!#"[&> '&#!$%#"[( 88 '!#\'&#!\% "$#Y!%#'$' ;!&$#%&!> &(#!$!#Y(% a-, b. -H,H/ D,E ["#"&!#"$' $%#[&(#%(" ;!(&#$![> "%"#('!#\'( d !!$#%!" Z Z !!$#%!" a-, b. E b. -H,H/ D,E "'(#['\#&(Y !%#(Y[#\&! ;('%#!&'> "Y(#[[[#"(& e-Ef-H,H/ D,EW 78 8] !#$Y[#''[ "#%""#"Y\ ;!'&#&$(> !#\''#"%" g44 38 J83 "#\!%#!!\ \'#"!& Z$#%$'#'Y' g J83 "#!&!#&Y\ "%[#''" ;!%#Y[Y> "#'!"#$!! h3A '#\"&#$!$ &!#Y!$ Z'#\([#\(' 9:8 "#$&(#Y&' !&'#"%! ;Y(#\&$> "#&!!#\%& a-, E-Ef-H,H/ D,E "$#Y!'#!&$ "#($"#&\% ;'&!#$(&> "!#\%$#(YY a-, D.-D./ D,E E G-HDIE HE ..HR "&\#&[!#\"\ !$#!%%#&'! ;"#%\!#("\> "\%#Y\%#['$

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`-2.2- ,./T JC CV !#"(I#!IL &"%#(F" E'"%#($FG !#$(I#''I aPP KC BCK "#I%&#%I( I$#I!I '$#'"' "#F!%#!!F a BCK "#'$I#'"$ "F#$L% EF'#%F!G "#!&!#&(F bKX '#"L%#"'( !#$'( (&"#I!I '#F"&#$!$ cdC I"(#'L$ '!F#$F$ H "#$&L#(&'

- !"# $%$& $%$' "( ) *+,*- ../ / 01-2,3/ /45+/2/-6 7/-*- 8 9:9; <22+/ =2*3/> =5. ?53@* A8 9:9; B+. /+/C-2.2- ,./ ""#!(D#'D' "#%&&#'$( $(D#'!% "$#E!'#!&$ B+. ,*+,*- ,./ / 1-2,3/ 2/ *25 "$F#"'%#DF" $$#D""#E!D "%#&!"#$"D "&D#&(!#D"D G HI JI# K$#%'D#'!DL ""E#$%' MK"#D!$#$!&L NII O K$F#EF(#F&(L K'#FED#D!&L F"$#DF% K!%#(!&#F!!L K$(#("(#%DEL K'#&F$#E!"L F"$#DF% K!$#EFE#(F(L B+. ,*+,*- ,./ / 1-2,3/ / P DE#!$$#(F' P"(#!'D#%%( P""#"''#"ED P"$F#("F#%&" !"# $%$& $%$'# O Q RO STU 9:9) 9:9; O S OO# O# HIO P&#&$D#&(E P'#F%E#"%& NQ S HI JI K""E#$%'L K""E#$%'L NQ S J EF#D&$ E$#(!% NQ S I S I K"#D&!#%'FL K"#$&"#DD'L B+. ,*522+/ / 3+*2V2+/ W,/ P !#&!F#$(D P !#!"%#E!E I OO# O# HIO OX I O # O S T I HI S I OO# O# HIOY Z *,2 0W,/ / [\* ]-**/ < N !"# $%$& $%$'# OO RO I T STU 9:9) 9:9; _ IOO P$&$#DD"P $'(#F!D GO XI S "&!#"&" "$'#'DF GO I F('#F"F "$'#(%D ` $"(#D&E $%D#&%E B+. P "#!%D#E"& P E%E#'&"

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`aK@ L TVT ` ?F P Y U P TVT ]GE LWU V# b T?Z GE Y?# b !@I&A# EEF# U ?@

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` EA E "% E : ; F H;# E >E# > ` ::> >9 : >F a9 AAA E# 9 ; E 9G: 9 > 9 E G\ => 9 : AAA EF ? :;A 9 H; D?< <=> ?@A B !"# $%$& $%$'I JKJL JKJM N>A CBC <=> ?@A B# AA : %FO& %FO& H; %F%% %F%% P/2 Q-+-+6 ..*. RS--T P7,U-+6 *+7 + /V T7 %FO& %FO&

- !"# $%$& $%$' $& ()*+,+- ../01+-/+ 2+3,/+-+-4 5-,-1+ 65-775-+7 8+ *+,+- 2+3,/+-+-4 9 :; < =>? = !"# $%$& $%$'# @:A BCBD BCBE 9 ;F @ =>? ?G< >HF I# FF @ %J$% %J"' 9 <F %J%K %J%K 6/2 L 5,+7 /M 68 8N--O 65,P-+7 *+5 + /M O5 %J$K %J$" Q !"# $%$& $%$'# R; < S!$%#TU& S"VU#'$% =>? = # ;W# : < J (E8012/O X+M- 2+ > R; ; '%"YHZ ;@[F ; W ; F F G<J > R; H @ \ W < < @ F ; < G< "%%] @ @ '] @ ; ;# ;< &%] @ _ $] @ ; ; @ J !"# $%$& $%$'# R; < S!!V#&%V S!%V#!&"# ;W# @ @ @ ;J (D`2 5O 65+,-/+ aN--5 ..--2 ../+5-,-/+ .. G< RW R<# bbR YcRRcZ ; ;W < W <[< @ : :F ;J Q @ !"# $%$&# R; : RR @ SVTV#!&! @ < WJ <F $"# $%$& $%$'# R; ; RR @ S!#""&#T"! S'#&K%#!"K# ;W# @ < WJ - de/22 .. f<W g# bbR Yhf9giZ ; ;W : : :: W <; < J > R; ; @ : :: W f9g @ ;<;J <F !"# $%$& $%$'# R; W< @ SY"#"""#!VKJ%%Z SY"#KTU#UKKJ%%Z# ;W# @ f9gJ > R;# < @F <<# j; @F @ RkH# < G< @< f<W g# bbR# <F ; ; J I ; $%$&# R; : ; : _ S"K#%%%#%%%J > G< F R; f<W RkH :F# ;< "] ;J > _F S"$#%%%#%%% ; ; # F l< $%$U <F <F Q<F< $%'UJ

- !"# $%$& $%$' $( )*+, -. /-01230413020-5 - 673,, 8 413020-5 9 : !"# $%$&# : ; < ="(#>$(#?%(@ 9 !"# $%$& $%$'# ; A ; < :<B +12C, D-3E -, F-2G HIH* HIHJ KLA M# NNO ="(#>$(#?%( =?#&P'#(!? Q A : ; = "(#>$(#?%( = ?#&P'#(!? ..C, 3 -, F-2G HIH* HIHJ RL OA OL# NNO =?>?#!&!= !&!#P!& Q ; ; = ?>?#!&! = !&!#P!& )S83010-230 Q O; A : !"# $%$& $%$'@ Q O; : L L < T L : L QT@ Q A L : "%%U : O;V AL LW A @ )XY-CZ-0 [0 \ ]L P# $%$&# O; 9 L 9W _` 9Wab < ]MQc# d@ _ Q QT M O;b# L : e$\ 9# : : L : O;f WL < << L @ g : 9W# ;L ; ;;T ='>!@( @ Q L ; hh $%$(# :<W ; : WL ;;A@ Q O; AL L RL A LW L $P# $%$(# : ; < A L@ 9 L RL A RLW W : !"# $%$&# A ; : @

-

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

- !!" #$% & ! ' () *+ ,-,. ,-,/ *- 0102 0103 )! 4.,5+-6 4-+,//, 7" ,-/**6 ,-5+8/ 9!! /+-48 *,+66 : $% +,48 + ;<= >?@ABC DE?B F +/,-65,8 F +,/-.*,6